DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The company has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the company are disclosed in Note 23. Key decision makers of the company are all employees of the ultimate parent company or its subsidiaries, which provides management services under the Master Services Agreement with Brookfield.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2021, 2020, and 2019:

(US$ MILLIONS)	2021	2020	2019
Inventory costs	$1,158	$1,256	$1,091
Subcontractor and consultant costs	3,358	3,532	4,208
Concession construction materials and labor costs	235	163	229
Depreciation and amortization expense	603	585	520
Compensation	2,557	2,444	2,005
Other direct costs	890	873	1,005
Total	$8,801	$8,853	$9,058
Total lease expenses relating to short-term and low-value leases included in direct operating costs for the year ended December 31, 2021 were $10 million (2020: $10 million) and $8 million (2020: $9 million), respectively. Expected credit loss provisions on financial assets are included within other direct costs.